UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 30, 2014

FOREST OIL CORPORATION (Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

1-13515	25-0484900
(Commission File Number)	(IRS Employer Identification No.)

707 17th Street, Suite 3600, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

303.812.1400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On January 30, 2014, Forest Oil Corporation commenced the initial steps in winding up its vertically integrated drilling operations, transitioning to the exclusive use of third-party drilling rigs. Forest expects to complete this process on or before August 31, 2014. This course of action involves a workforce reduction, among other things, and Forest estimates that it will incur costs ranging from approximately $6,500,000 to approximately $7,500,000, including the costs stated below:

•	An estimated $5,500,000 to $6,500,000 related to the termination of drilling rig operating leases;

•	Approximately $760,000 in severance payments for certain terminated employees; and

•	Approximately $210,000 in costs related to the acceleration of equity awards for certain terminated employees.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST OIL CORPORATION (Registrant)

February 3, 2014	By:	/s/ Richard W. Schelin
Richard W. Schelin Vice President, General Counsel and Secretary

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